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                                                                   EXHIBIT 10.1


                                 FIRST AMENDMENT

                  FIRST AMENDMENT (this "Amendment"), dated as of May 10, 2001, among FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), SUNTRUST BANK, as syndication agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent" and, together with the Syndication Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

                  WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, dated as of March 26, 2001 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested, and the Agents and the Lenders have agreed to, the amendments and waivers provided herein on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

I.       Amendments to the Credit Agreement

                  1. Section 11 of the Credit Agreement is hereby amended by inserting in the definition of "Consolidated EBITDA" appearing therein the following new clause (w) immediately preceding clause (x) thereto:

                  "(w) change of control and severance payments made in cash on the Initial Borrowing Date by the Borrower and its Subsidiaries in connection with the Transaction, solely to the extent such payments are deducted in the calculation of Consolidated Net Income for such period,".

                  2. Section 11 of the Credit Agreement is hereby further amended by amending the definition of "Applicable Margin" appearing therein by
(x) deleting (i) the reference to "2.00%" appearing in clause (ii)(x) thereof and inserting a reference to "1.75%" in lieu thereof and (ii) the reference to "3.00%" appearing in clause (ii)(y) thereof and inserting a reference to "2.75%" in lieu thereof and (y) deleting (i) each reference to "3.00%" appearing in the column entitled "B Term Loans maintained as Eurodollar Loans" appearing in the table set forth therein and inserting references to "2.75%" in lieu thereof and
(ii) each reference to "2.00%" appearing in the column entitled "B Term Loans maintained as Base Rate Loans" appearing in the table set forth therein and inserting references to "1.75%" in lieu thereof.


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                  It is understood and agreed that the amendments contained in this Section 2 shall be effective as of the First Amendment Effective Date and that interest accruing in respect of B Term Loans prior to the First Amendment Effective Date shall accrue in accordance with the terms of the Credit Agreement prior to giving effect to this Amendment.

                  3. Section 9.07(a) of the Credit Agreement is hereby amended by inserting the text", but, in any event, shall not include Capital Expenditures relating to the purchase of equipment under operating leases made on the Initial Borrowing Date and constituting part of the Transaction" immediately preceding the period at the end thereof.

                  4. Section 13.12(a) of the Credit Agreement is hereby amended by deleting the reference to "Section 13.19(b)" appearing in clause (x) thereof and inserting a reference to "Section 13.19(c)" in lieu thereof.

II.      Waivers to the Credit Agreement

                  1. The Lenders hereby (i) agree to extend the time for completion of the post-closing items specified on Schedule IX to the Credit Agreement to June 4, 2001 and (ii) waive any Default or Event of Default that has arisen pursuant to Section 13.18 of the Credit Agreement solely as a result of the non-completion of the actions described on Schedule IX to the Credit Agreement prior to the date of this Amendment, it being understood that such waiver shall be in effect only until June 4, 2001, at which time any failure to comply with the requirements of said Section 13.18 shall become an immediate Event of Default.

III.     Miscellaneous

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.


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                  5.       In order to induce the Lenders to enter into this
Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date, after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                      * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                    FLOWERS FOODS, INC.


                                    By: /s/  Thomas B. Jones, Jr.
                                       -----------------------------------------
                                       Name: Thomas B. Jones, Jr.
                                       Title: Treasurer

                                    BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent


                                    By: /s/ Scottye D. Lindsey
                                       -----------------------------------------
                                       Name: Scottye D. Lindsey
                                       Title: Vice President

                                    SUNTRUST BANK, Individually and as
                                      Syndication Agent


                                    By: /s/ Michael Pugsley
                                       -----------------------------------------
                                       Name: Michael Pugsley
                                       Title: Vice President